UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2005

(Date of earliest event reported)

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip Code)

(513) 768-7400

(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

                On April 25, 2005, Alderwoods Group, Inc., a Delaware corporation, issued a press release announcing its filing with the Securities and Exchange Commission of an amendment on Form 10-K/A to its Annual Report on Form 10-K for the 52 weeks ended January 1, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 25, 2005.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alderwoods Group, Inc.
(Registrant)

By:	/s/ Ellen Neeman
Ellen Neeman
Senior Vice President, Legal & Compliance

Date:  April 25, 2005

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 25, 2005.

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